SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 January 6, 1999

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                            TREX MEDICAL CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-11827                   06-1439626
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


37 Apple Ridge Road
Danbury, Connecticut                                          06810
(Address of principal executive offices)                    (Zip Code)


                                (203) 207-4500
                         (Registrant's telephone number
                              including area code)



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Item 5.     Other Events

      On January 6, 1999, the Registrant issued a press release announcing that William J. Webb has been named as President and Chief Executive Officer of the Registrant. Prior to joining the Registrant, Mr. Webb had worked for sixteen years at Picker International, Inc. ("Picker"), where he most recently was an executive vice president and was responsible for global sales and service for Picker's diagnostic imaging product line.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of January, 1999.



                                          TREX MEDICAL CORPORATION


                                          By:/s/ Theo Melas-Kyriazi
                                             Theo Melas-Kyriazi
                                             Chief Financial Officer